                                                                  Exhibit 10.1.2

                       AMENDMENT NO. 2 TO LOAN AGREEMENT
                       ---------------------------------

                                                         as of November 30, 1998

CONGRESS FINANCIAL CORPORATION
 (NORTHWEST)
One Main Place
101 Southwest Main, Suite 725
Portland, Oregon 97204

Ladies and Gentlemen:

     CONGRESS FINANCIAL CORPORATION (NORTHWEST) ("Lender") and VALLEY MEDIA, INC. ("Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement dated as of May 21, 1998 by and between Lender and Borrower (the "Loan Agreement") and all other Financing Agreements at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     Borrower has requested that Lender amend and modify certain provisions of the Loan Agreement, and Lender is willing to agree to the foregoing, on and subject to the terms and conditions contained in this Amendment No. 2 to Loan Agreement (this "Amendment").

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. The Loan Agreement is hereby amended, effective as of November 30, 1998, as follows:

     (a) Section 1.19 "Excess Availability" of the Loan Agreement is hereby amended and restated in its entirety as follows:

          ""Excess Availability" shall mean the amount, as determined by Lender, calculated at any time from and after the date of this Agreement, equal to: (a) the amount of the Revolving Loans available to Borrower as of such time (without regard to the Maximum Credit) based on the applicable lending formulas multiplied by the Net Amount of Eligible Accounts and the Value of Eligible Inventory, as determined by Lender, and subject to the sublimits and Availability Reserves from time to time established by Lender hereunder minus (b) the sum of: (i) the
                                               -----
          amount of all then outstanding and unpaid Revolving Loans and Letter of Credit Accommodations, plus (ii) as reflected on the accounts payable aging for the immediately preceding month end, the aggregate amount of all trade payables of Borrower which are more than sixty (60) days past due as of such time, only to the extent that such trade payables exceed five (5%) of all of Borrower's trade payables, excluding, however, trade payables in an amount not to exceed $2,000,000 incurred by Borrower in the ordinary course of its business in connection with "dollar day swap" programs maintained by Borrower from time to time with certain of Borrower's vendors."

     (b) Section 1.33 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               ""Maximum Credit" shall mean the amount of $200,000,000."

     (c) Section 2.1(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               "(e)  Notwithstanding anything to the contrary contained in
          Section 2.1(a)(ii) above, the maximum aggregate amount of Revolving Loans outstanding at any time (i) made in respect of the Value of Eligible Inventory, shall not at any time exceed (x) $35,000,000 in respect of Eligible Inventory consisting of Video Inventory and (y) $10,000,000 in respect of Eligible Inventory relating to DNA."

     (d) Section 3.1(b)(iv) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               "(iv) no more than ten (10) Interest Periods may be in effect at any one time,"

     (e) Section 9.10(b)(ii)(B)(1)(x) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               "(x) $10,000,000 on the date of such loan or advance, the maximum aggregate amount of all loans or advances to any Designated Vendor shall not exceed the aggregate amount of $2,000,000 outstanding at any given time,"

     2.   Amendment Fee.  In consideration of the amendments to the financing
          -------------
arrangements as set forth herein, Borrower shall pay to Lender or Lender, at its option, may charge the account(s) of Borrower maintained by Lender (a) an amendment fee in the amount of $200,000, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations and (b) in the event that Borrower fails to receive, on or prior to April 30, 1999, net proceeds of not less than $25,000,000 from the consummation of an Equity Offering or an unsecured subordinated bond, debenture or note offering, then Borrower shall pay to Lender an additional amendment fee in the amount of $100,000, which fee shall constitute part of the Obligations and shall be fully earned and payable on May 3, 1999.

     3.   Representations, Warranties and Covenants.  In addition to the
          -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

          (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement made by this Amendment); and

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute its legal, valid and binding obligations enforceable against Borrower in accordance with their respective terms.

     4.   Conditions Precedent.  This Amendment shall not become effective
          --------------------
unless all of the following conditions precedent have been satisfied in full, as determined by Lender:

          (a) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower;

          (b) the receipt by Lender of a Certificate of the Secretary of Borrower, in form and substance satisfactory to Lender, certifying as to the adoption by Borrower's Board of Directors and current effectiveness of resolutions authorizing Borrower to enter into and execute this Amendment and to borrow from Lender under the secured lending facility established under the Loan Agreement, as amended hereby, the maximum aggregate principal amount of $200,000,000; and

          (c) as of the date of this Amendment, no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     5.   Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and any of the Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and be construed as one agreement.

     6.   Further Assurances.  At Lender's request, Borrower shall execute and
          ------------------
deliver such additional documents and take such additional actions as Lender reasonably requests to effectuate the provisions and purposes of this Amendment and to protect and/or maintain perfection of Lender's security interests in and liens upon the Collateral.

     7.   Governing Law.  The validity, interpretation and enforcement of this
          -------------
Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California (without giving effect to principles of conflicts of law).

     8.   Binding Effect.  This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     9.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts when executed shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                                    Very truly yours,

                                    VALLEY MEDIA, INC.


                                    By:      /s/ Donald E. Rose
                                             ------------------

                                    Title:   Treasurer
                                             ---------

CONGRESS FINANCIAL CORPORATION
 (NORTHWEST)


By:      /s/ Rodney S. Davis
         -------------------

Title:   First Vice President
         --------------------